                                                                  Exhibit 10.60

                       REAFFIRMATION, CONSENT TO TRANSFER
                         AND SUBSTITUTION OF INDEMNITOR

     THIS REAFFIRMATION, AND CONSENT TO TRANSFER AND SUBSTITUTION OF INDEMNITOR (this "AGREEMENT") is made and entered into as September 7, 2004, by and among the following parties:

A. BOCA MISSION, LLC, a Delaware limited liability company having a new address at 31500 Northwestern Highway, Suite 300, Farmington Hills, MI 48334 ("BORROWER");

B. INVESTCORP PROPERTIES LIMITED, a Delaware corporation having an address at 280 Park Avenue, New York, NY 10017 (the "ORIGINAL INDEMNITOR");

C. NWC GLADES 441, INC., a Delaware corporation having an address at 280 Park Avenue, New York, NY 10017 (the "ORIGINAL PRINCIPAL");

D. DIVERSIFIED INVEST II, LLC, a Delaware limited liability company having an address at 280 Park Avenue, New York, NY 10017 ("DIVERSIFIED", and together with the Original Principal, "SELLER");

     (Original Indemnitor, Original Principal and Diversified are sometimes referred to herein as the "ORIGINAL OBLIGORS");

E. RAMCO BOCA SPC, INC., a Delaware corporation having an address at 31500 Northwestern Highway, Suite 300, Farmington Hills, MI 48334, the Managing Member of Borrower (the "SUBSTITUTE PRINCIPAL");

F. RAMCO - GERSHENSON PROPERTIES, L.P., a Delaware limited partnership having an address at 31500 Northwestern Highway, Suite 300, Farmington Hills, MI 48334 (the "PURCHASER", and in its capacity as a substitute indemnitor, the "SUBSTITUTE INDEMNITOR");

     (Purchaser, Substitute Principal and Substitute Indemnitor are sometimes referred to herein as the "SUBSTITUTE OBLIGORS")

G. LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2003-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-C5 whose mailing address is c/o Wachovia Securities, Commercial Real Estate Services, 8739 Research Dr., URP4, Charlotte, NC 28288-1075 (28262-1075 for overnight deliveries) ("LENDER").

                                    RECITALS

     1. Lehman Brothers Bank FSB (the "ORIGINAL LENDER"), pursuant to the Loan Documents (as hereinafter defined) made a loan to Borrower in the original principal amount of $40,500,000 (the "LOAN"). The Loan is evidenced and secured by the following documents executed in favor of Original Lender by Borrower:

     a. Promissory Note dated as of April 11, 2003, payable by Borrower to Original Lender in the original principal amount of $40,500,000 (the "NOTE");

     b. Mortgage and Security Agreement (the "MORTGAGE") of even date with the Note, granted by Borrower to Original Lender, recorded in the real estate records of Palm Beach County, State of Florida ("RECORDER'S OFFICE");

     c. Assignment of Leases and Rents of even date with the Note granted by Borrower to Original Lender, recorded in the Recorder's Office (the "ASSIGNMENT");

     d. UCC-1 financing statements with Borrower as debtor and Original Lender as secured party, filed with the Recorder's Office and with the Secretary of State of the State of Delaware (collectively the "FINANCING STATEMENTS");

     e. Guaranty of Recourse Obligations of Borrower by and between Original Indemnitor and Original Lender of even date with the Note (the "INDEMNITY AGREEMENT");

     f. Environmental Indemnity Agreement by and between Borrower, Original Indemnitor and Original Lender of even date with the Note (the "ENVIRONMENTAL INDEMNITY AGREEMENT");

     g. Cash Management Agreement by and between Borrower and Original Lender of even date with the Note;

     h. Assignment of Agreements, Permits and Contracts by and between Borrower and Original Lender of even date with the Note;

     i. Replacement Reserve and Security Agreement by and between Borrower and Original Lender of even date with the Note;

     j. Excess Cash Reserve and Security Agreement by and between Borrower and Original Lender of even date with the Note; and

     k. Tenant Improvement and Leasing Commission Reserve and Security Agreement by and between Borrower and Original Lender of even date with the Note.

     The foregoing documents, together with any and all other documents executed by Borrower and/or Original Indemnitor in connection with the Loan, are collectively called the "LOAN DOCUMENTS."

     2. Original Lender assigned, sold and transferred its interest in the Loan and all Loan Documents to Lender and Lender is the current holder of all of Original Lender's interest in the Loan and Loan Documents.

     3. Borrower continues to be the owner of fee title to the real property and improvements located thereon and continues to be the owner of all of the property as described in and encumbered by the Mortgage and the other Loan Documents (the "PROPERTY").

     4. Pursuant to that certain Contract of Sale and Purchase dated June 29, 2004, (such agreement together with all amendments thereto the "PURCHASE AGREEMENT"), Diversified agreed to transfer and sell all of Diversified's membership interests in the Borrower (representing 99.9% of the ownership interests of Borrower) to the Purchaser and Original Principal agreed to transfer and sell all of Original Principal's membership interest in the Borrower (representing 0.10% of the ownership interests of Borrower) to the Substitute Principal (collectively, the "TRANSFERRED OWNERSHIP INTERESTS").

     5. Borrower (after giving effect to transfer of the Transferred Ownership Interests) and Purchaser agreed that Substitute Principal would be substituted in place of and instead of Original Principal as the sole Manager of the Borrower (the "TRANSFERRED MANAGEMENT INTERESTS").

     (the transfers contemplated in Section 4 and Section 5 above are referred to as the "TRANSFER").

     6. The parties acknowledge and agree that Section 8.1 of the Mortgage requires the consent of Lender for the Transfer. Borrower, Original Obligors and Substitute Obligors have all requested that Lender consent to the Transfer, subject to conditions contained in the Mortgage, the other Loan Documents and this Agreement.

     7. Borrower, Original Obligors and Substitute Obligors have also all requested that Lender consent to the substitution of Substitute Indemnitor as indemnitor and guarantor under the Indemnity Agreement and the Environmental Indemnity Agreement and to the assumption by Substitute Indemnitor of all the obligations of Original Indemnitor under the Indemnity Agreement, the Environmental Indemnity Agreement, and the other Loan Documents to which Original Indemnitor is a party (the "SUBSTITUTION").

     8. Lender is willing to consent to the Transfer and the Substitution on and subject to the terms and conditions set forth in this Agreement and in the Mortgage and in the other Loan Documents.

                             STATEMENT OF AGREEMENT

     In consideration of the mutual covenants and agreements set forth herein, the parties hereto hereby agree as follows:

     1. CERTAIN REPRESENTATIONS, WARRANTIES, AND COVENANTS REGARDING THE
TRANSFER.

     a. Diversified hereby represents and warrants to Lender that it is owner of 99.9% of the Transferred Ownership Interests, that its ownership interest is unencumbered, that contemporaneously with the execution and delivery hereof, it has conveyed and transferred its Transferred Ownership Interests, and that Diversified is not obtaining or retaining any security interest or other interest in its Transferred Ownership Interests. Diversified further represents and warrants to Lender that in connection with the Transfer, Diversified has retained no ownership or managerial interest in the Borrower.

     b. Original Principal hereby represents and warrants to Lender that it is the owner of 0.10% of the Transferred Ownership Interests and the Transferred Management Interests, that its ownership interest is unencumbered, that contemporaneously with the execution and delivery hereof, it has conveyed and transferred all of its Transferred Ownership Interests and all of the Transferred Management Interests to Substitute Principal, and that Original Principal is not obtaining or retaining any security interest in its Transferred Ownership Interests or Transferred Management Interests; Original Principal further represents and warrants to Lender in connection with the Transfer, Original Principal has retained no ownership or managerial interest in the Borrower.

     c. Purchaser hereby represents and warrants to Lender, as of the date hereof, that simultaneously with the execution and delivery hereof, Purchaser has purchased from Diversified all of its Transferred Ownership Interests and that Purchaser has not conveyed or granted Seller, Original Principal or any other party any security interest or other interest in the Transferred Ownership Interests.

     d. Substitute Principal hereby represents and warrants to Lender, as of the date hereof, that simultaneously with the execution and delivery hereof, Substitute Principal has purchased from Original Principal all of its Transferred Ownership Interest and all of the Transferred Management Interests and that Substitute Principal has not conveyed or granted Seller, Original Principal or any other party any security interest or other interest in the Transferred Ownership Interests or Transferred Management Interests.

     e. Original Principal hereby represents and warrants to Lender that the organizational documents of Borrower, as delivered to Original Lender in connection with the closing of the Loan (the "BORROWER ORGANIZATIONAL DOCUMENTS") have not been modified, amended, altered or changed since the date of the closing of the Loan.

     f. Borrower, Original Principal, Substitute Principal, Diversified and Purchaser each hereby represent and warrant to Lender that, other than the substitution of Purchaser and Substitute Principal as the owner of the Transferred Ownership Interests and the Transferred Management Interests, the Transfer will not result in any modification, amendment, alteration or change to the Borrower Organizational Documents (other than changes to the Borrower Organizational Documents necessary to effect the Transfer and Substitution). Purchaser and Substitute Principal each hereby covenants and agrees that it will be bound by the provisions of the Borrower Organizational Documents. Borrower, Purchaser and Substitute Principal covenant and agree that Borrower will remain a bankruptcy remote, special purpose entity throughout the term of the Loan in accordance with the terms of the Loan Documents.

     g. Original Principal hereby represents and warrants to Lender that the organizational documents of Original Principal, as delivered to Original Lender in connection with the closing of the Loan (the "ORIGINAL PRINCIPAL ORGANIZATIONAL DOCUMENTS") have not been modified, amended, altered or changed since the date of the closing of the Loan (other than changes to the Original Principal Organizational Documents necessary to effect the Transfer and Substitution).

     2. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF BORROWER, ORIGINAL INDEMNITOR, ORIGINAL PRINCIPAL AND DIVERSIFIED.

     a. The Borrower and Original Principal each hereby represent and warrant to Lender, as of the date hereof, that:

          i. the Mortgage is a valid first lien on the Property for the full unpaid principal amount of the Loan and all other amounts as stated therein;

          ii. there are no defaults under the provisions of the Note, the Mortgage, the Indemnity Agreement, the Environmental Indemnity Agreement, or the other Loan Documents;

          iii. there are no defenses, set-offs or rights of defense, set-off or counterclaim whether legal, equitable or otherwise to the obligations evidenced by or set forth in the Note, the Mortgage, the Indemnity Agreement, the Environmental Indemnity Agreement, or the other Loan Documents;

          iv. all provisions of the Note, Mortgage, the Indemnity Agreement, the Environmental Indemnity Agreement, and other Loan Documents are in full force and effect, except as modified herein;

          v. there are no subordinate liens of any kind covering or relating to the Property nor are there any mechanics' liens or liens for unpaid taxes or assessments encumbering the Property, nor has notice of a lien or notice of intent to file a lien been received; and

          vi. The Borrower and Original Principal hereby represent and warrant that the representations and warranties made by Borrower in the Mortgage, Note, other Loan Documents or in any other documents or instruments delivered in connection with the Note, the Mortgage, or other Loan Documents are true, on and as of the date hereof, with the same force and effect as if made on and as of the date hereof, except as disclosed to Lender, and provided that "Permitted Exceptions" shall be updated to include any exceptions to title shown in the title policy issued to Borrower on the date hereof, and that no representation is made with respect to
               Section 5.14(a) of the Mortgage or Exhibits D and E to Borrower's Certification and the Rent Roll attached hereto shall be substituted for Exhibit J to Borrower's Certification.

          vii. The Original Indemnitor hereby represents and warrants that the representations and warranties, if any, made by Original Indemnitor in the Mortgage, Note, other Loan Documents or in any other documents or instruments delivered in connection with the Note, the Mortgage, or other Loan Documents are true, on and as of the date hereof, with the same force and effect as if made on and as of the date hereof.

     b. Original Indemnitor hereby represents and warrants that (i) the representations and warranties made by Original Indemnitor under the Indemnity Agreement and Environmental Indemnity Agreement are true, on and as of the date hereof, with the same force and effect as made on and as of the date hereof; (ii) there are no defaults under the provisions of the Indemnity Agreement and the Environmental Indemnity Agreement; (iii) all provisions of the Indemnity Agreement and the Environmental Indemnity Agreement are in full force and effect; and
          (iv) there are no defenses, setoffs or rights of defense, setoff or counterclaim whether legal, equitable or otherwise to the obligations set forth in the Indemnity Agreement or Environmental Indemnity Agreement.

     c. Original Principal, Original Indemnitor and Diversified hereby covenant and agree that from and after the date hereof, Lender may deal solely with Borrower (as newly constituted) and Substitute Obligors in all matters relating to the Loan, the Loan Documents, and the Property and that Lender has no further duty or obligation of any nature relating to this Loan or the Loan Documents to Original Principal, Original Indemnitor and Diversified.

     d. Original Obligors understand and intend that Lender shall rely on the representations, warranties and covenants contained herein.

     3. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF BORROWER AND SUBSTITUTE OBLIGORS.

     a. Substitute Obligors hereby represent and warrant to Lender, as of the date hereof, that:

          i. to the knowledge of Substitute Obligors, no default or Event of Default (as defined in the Mortgage) has occurred or is continuing;

          ii. to the knowledge of Substitute Obligors, all provisions of the Loan Documents are in full force and effect; and

          iii. to the knowledge of Substitute Obligors, the representations and warranties made in the Mortgage, Note, and other Loan Documents or in any other documents or instruments delivered in connection with the Note, the Mortgage, or the other Loan Documents are true, on and as of the date hereof (except as specified in Section 2(a)(vii)).

     b.   Borrower and Substitute Obligors hereby covenant and agree as follows:

          i. Borrower and Substitute Indemnitor shall perform all the respective past, present and future obligations contained in the Loan Documents in accordance with the terms of this Agreement;

          ii. Borrower shall continue to pay when and as due all sums due under the Note and other Loan Documents (as modified hereby);

          iii. Borrower and Substitute Indemnitor shall perform all the respective obligations imposed under the Note, Mortgage, Indemnity Agreement, Environmental Indemnity Agreement and all other Loan Documents, all as modified hereby;

          iv. Borrower shall not hereafter, without Lender's prior consent in accordance with the terms of the Loan Documents, further encumber the Property or sell or transfer the Property or any interest therein, except as may be specifically permitted in the Loan Documents;

     c. Substitute Obligors understand and intend that Lender shall rely on the representations, warranties and covenants contained herein.

     4. CONSENT AND REAFFIRMATION OF BORROWER.

     a. Borrower hereby represents and warrants to Lender that it has reviewed the Purchase Agreement, this Agreement, and all the documents executed in accordance therewith or herewith. Borrower consents to the Transfer and to the Substitution under the terms of the Purchase Agreement and this Agreement.

          Borrower further covenants and agrees that the Transfer and the Substitution shall not, and shall not be deemed to, impair, limit, abrogate or reduce in any manner or to any extent the liability or obligations of the Borrower under the Loan Documents.

     b. Borrower hereby renews, reaffirms, ratifies and confirms the Note, the Mortgage and the other Loan Documents and acknowledges and agrees that the Loan Documents remain in full force and effect without impairment and without modification (except as specifically provided herein), and that no rights or remedies of Lender under the Loan Documents have been waived. Borrower reaffirms the truth and accuracy of all representations and warranties made by Borrower in the Loan Documents as if made on the date hereof.

     c. Borrower agrees to continue to pay, perform, and discharge each and every obligation of payment and performance under, pursuant to and as set forth in the Note, the Mortgage, the Environmental Indemnity Agreement, and the other Loan Documents at the time, in the manner and otherwise in all respects as therein provided.

     d. Borrower hereby acknowledges, agrees and warrants that (i) there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, which would enable Borrower to avoid or delay timely performance of its obligations under the Note, Mortgage, Indemnity Agreement, Environmental Indemnity Agreement, or any of the Loan Documents, as applicable; (ii) there are no monetary encumbrances or liens of any kind or nature against the Property except those created by the Loan Documents; and (iii) all rights, priorities, titles, liens and equities securing the payment of the Note are expressly recognized as valid and are in all things renewed, continued and preserved in force to secure payment of the Note, except as amended herein.

     5. ASSUMPTION OF OBLIGATIONS BY SUBSTITUTE INDEMNITOR.

          a. From and after the date of this Agreement, the Substitute Indemnitor shall be obligated and responsible for the performance of each and all of the obligations and agreements of the Original Indemnitor under the Loan and the Loan Documents, including, without limitation, the Indemnity Agreement and the Environmental Indemnity Agreement, and the Substitute Indemnitor shall be liable and responsible for each and all of the liabilities of the Original Indemnitor thereunder, as fully and completely as if the Substitute Indemnitor had originally executed and delivered the Loan Documents as the Indemnitor thereunder, including, without limitation, all of those obligations, agreements and liabilities which would have, but for the provisions of this Agreement, been the obligations, agreements and liabilities of the Original Indemnitor, without regard to when such obligations, agreements and liabilities arise, accrue or have arisen or accrued, and without regard to the Original Indemnitor then responsible or liable therefor at the time of such accrual. From and after the date hereof, the Substitute Indemnitor further agrees to abide by and be bound by all of the terms of the Loan Documents having reference to the Original Indemnitor, all as though each of the Loan Documents had been made, executed, and delivered by the Substitute Indemnitor as the Original Indemnitor. From and after the date hereof, the Substitute Indemnitor hereby agrees to pay, perform, and discharge each and every obligation of payment and performance of the Original Indemnitor under, pursuant to and as set forth in the Loan Documents at the time, in the manner and otherwise in all respects as therein provided.

          b. The Substitute Indemnitor acknowledges and agrees that following the Transfer it will be an affiliate of the Borrower and will derive substantial economic benefit from the Lender's agreement to consent to the Transfer and that there is adequate consideration for the Substitution. The Substitute Indemnitor acknowledges that the Lender would not consent to the Transfer without the agreement of Substitute Indemnitor to execute and deliver this Agreement as substitute indemnitor.

          c. The Substitute Indemnitor acknowledges and agrees that it has received and reviewed (i) that certain Phase I Environmental Site Assessment for Mission Bay Plaza, dated August 10, 2004, by URS Corporation, and (ii) that certain Phase II Environmental Site Assessment for the Mission Bay Plaza Property, dated August 18, 2004, by URS Corporation (collectively, the "ENVIRONMENTAL REPORTS"). The Substitute Indemnitor understands, acknowledges and agrees that, pursuant to the substitution of the Substitute Indemnitor for the Original Indemnitor in Paragraph 5(a) above, the Substitute Indemnitor shall be liable and responsible for each and all of the liabilities at the Property, including those environmental concerns addressed in the Environmental Reports, in accordance with the terms of the Environmental Indemnity Agreement.

     6. CONSENT.

     (a) Subject to the terms and conditions set forth in this Agreement, Lender consents to the Transfer, subject to the Mortgage and the other Loan Documents. Lender's consent to the Transfer shall, however, not constitute its consent to any subsequent transfers of the Property or any interest therein (as defined in the Mortgage).

     (b) Lender hereby consents to the Original Principal filing the Certificate of Amendment of Certificate of Incorporation of NWC Glades 441, Inc. with the Secretary of State of the State of Delaware in connection with the Transfer and conforming changes to the by-laws of that corporation. Lender's consent herein shall not constitute its consent to any other previous amendment or modifications of the Original Principal Organizational Documents made without the Lender's explicit consent.

     (c) Lender hereby consents to the First Amendment to Operating Agreement of Boca Mission, LLC. Lender's consent herein shall not constitute its consent to any other previous or future amendments or modifications of the Borrower Organizational Documents.

     7. CONSENT TO SUBSTITUTION AND RELEASE OF ORIGINAL INDEMNITOR. Subject to the terms and conditions set forth in this Agreement, Lender consents to the Substitution. From and after the date of this Agreement, the Original Indemnitor shall, with respect only to those matters first arising or accruing after the date of this Agreement, be fully released of their liability as the

Indemnitor under the Loan Documents, including without limitation, the Indemnity Agreement and Environmental Indemnity Agreement, and the Substitute Indemnitor shall be substituted, in each and every respect, for the Original Indemnitor, in lieu of and in place of the Original Indemnitor with respect to each and every reference to the Indemnitor, in the Loan Documents, including without limitation, the Indemnity Agreement and Environmental Indemnity Agreement. The Original Indemnitor hereby acknowledges and agrees that the release set forth herein shall not be construed to release the Original Indemnitor from any liability under any of the Loan Documents, including, without limitation, the Indemnity Agreement and Environmental Indemnity Agreement, for any acts or events occurring or obligations arising prior to or upon the date of this Agreement, whether or not such acts, events or obligations are, as of the date of this Agreement known or ascertainable.

     8. NOTICES TO BORROWER AND INDEMNITOR. Without amending, modifying or otherwise affecting the provisions of the Loan Documents except as expressly set forth herein, the Lender shall, from and after the date of this Agreement, deliver any notices to the Borrower and/or "Indemnitor" which are required to be delivered pursuant to the Loan Documents, or are otherwise delivered by the Lender thereunder at Lender's sole discretion, to the Borrower's and/or Substitute Indemnitor's addresses set forth above, as applicable. In addition, all references to the address of the Borrower and all references to the "Indemnitor" or to the address of "Indemnitor" in the Loan Documents are hereby modified to refer to the Borrower's and/or Substitute Indemnitor's addresses set forth above, as applicable. Any reference to the Borrower's address or primary place of business shall be references to the Borrower's address set forth above.

     9. RELEASE AND COVENANT NOT TO SUE. Borrower, Original Obligors and Substitute Obligors, on behalf of themselves and their heirs, successors and assigns, hereby release and forever discharge Lender, Original Lender, each of their predecessors in interest and their successors and assigns, together with any officers, directors, partners, employees, investors, certificate holders and agents (including, without limitation, servicers of the loan) of each of the foregoing (collectively the "LENDER PARTIES"), from all debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, claims, damages, judgments, executions, actions, inactions, liabilities demands or causes of action of any nature, at law or in equity, known or unknown, which Borrower, Original Obligors and/or Substitute Obligors now have by reason of any cause, matter, or thing through and including the date hereof, arising out of or relating to: (a) the Loan, including, without limitation, its funding, administration and servicing; (b) the Loan Documents;
(c) the Property; (d) any reserve and/or escrow balances held by Lender or any servicers of the Loan; (e) the Transfer and/or Substitution; and (f) any other disclosed agreement or transaction between Borrower, Original Obligors and/or Substitute Obligors and the Lender Parties relating to the Property or the Loan. Borrower, Original Obligors and Substitute Obligors, on behalf of themselves and their heirs, successors and assigns, covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of the Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action.

     10. ACKNOWLEDGMENT OF INDEBTEDNESS. This Agreement recognizes the reduction of the principal amount of the Note and the payment of interest thereon to the extent of payments made by Borrower prior to the date of execution of this Agreement. The parties acknowledge and agree that, as of the date of this Agreement, the unpaid principal balance of the Note is $40,500,000.00 and interest on the Note is paid to August 10, 2004. Borrower, Substitute Indemnitor and Substitute Principal acknowledge and agree that the Loan, as evidenced and secured by the Loan Documents, is a valid and existing indebtedness payable by Borrower to Lender. The parties acknowledge that Lender is holding the following escrow and/or reserve balances:

               Tax Escrow:             $572,775.10
               Insurance Escrow:       $ 10,063.79
               Replacement Reserve:    $ 54,703.55
               Tenant Improvement/
                  Leasing Commission
                  Reserve:             $ 41,559.46

     The parties acknowledge and agree that Lender shall continue to hold the escrow and reserve balances for the benefit of Borrower in accordance with the terms of the Loan Documents. Original Obligors covenant and agree that the Lender Parties have no further duty or obligation of any nature to Original Obligors relating to such escrow and/or reserve balances. Original Obligors hereby release and forever discharge the Lender Parties from any obligations to Original Obligors relating to such escrow and/or reserve balances. Borrower and Substitute Obligors acknowledge and agree that the funds listed above constitute all of the reserve and escrow funds currently held by Lender with respect to the Loan and authorize Lender to continue to hold such funds in an account controlled by Lender for the benefit of Lender and Borrower.

     The parties further acknowledge and agree that Lender shall direct the Deposit Bank (as defined in the Cash Management Agreement) to continue to hold and manage the accounts established pursuant to the Cash Management Agreement for the benefit of Borrower in accordance with the terms thereof. Original Obligors covenant and agree that the Deposit Bank and Lender Parties have no further duty or obligation of any nature to Original Obligors relating to such accounts. Original Obligors hereby release and forever discharge the Deposit Bank and Lender Parties from any obligations to Original Obligors relating to such accounts.

     Lender hereby represents and warrants to Substitute Obligors and Original Obligors that, to the "actual knowledge of Lender" as of the date hereof, (i) no Default or event of Default has occurred and is continuing and (ii) the Loan Documents are in full force and effect and the Loan Documents listed in Recital A above constitute all of the material documents that evidence and secure the Loan and such documents have not been amended except as described in this Agreement. For purposes of this paragraph, the "actual knowledge of Lender" shall mean the actual knowledge of employees of the Commercial Real Estate Services Group of Wachovia Bank, National Association ("WB") actively involved with the transactions described herein or with the servicing of the Loan without any independent inquiry or investigation. The "actual knowledge of Lender" shall not include knowledge imputed from other Lender Parties or other groups or employees of WB not actively involved in servicing the Loan. Lender reserves the right to declare any existing Default or Event of Default which subsequently comes to the attention of Lender.

     11. INTEREST ACCRUAL RATE AND MONTHLY INSTALLMENT PAYMENT AMOUNT TO REMAIN THE SAME. The parties acknowledge and agree that the interest rate and the monthly payments set forth in the Note shall remain unchanged. Prior to the occurrence of an Event of Default hereunder or under the Loan Documents, interest shall accrue on the principal balance outstanding from time to time at the interest rate(s) set forth in the Note (which does not include such amounts as may be required to fund the escrow and reserve obligations under the terms of the Loan Documents) shall continue to be paid in accordance with the terms of the Note.

     12. MODIFICATIONS TO LOAN DOCUMENTS. The Loan Documents are modified as set forth below:

     (a) Article 14(e) of the Note is hereby modified to delete "Investcorp International Inc." and insert in its stead "Ramco-Gershenson Properties, L.P.".

     (b) Notwithstanding anything to the contrary in the Loan Documents and
Article 17 of the Note, the Borrower hereby initially and irrevocably designates CT Corporation, with offices in the date hereof at 111 Eighth Avenue, New York, New York 10011, to receive for and on behalf of Borrower service of process in New York, New York with respect to the Note.

     (c) Section 3.16 of the Mortgage is hereby amended by deleting "Gumberg Property Investors, Inc." and inserting in its stead "Ramco-Gershenson, Inc.".

     (d) Notwithstanding anything to the contrary in Section 3.11(a)(iv) of the Mortgage, so long as the Ramco-Gershenson Properties Trust, a Maryland real estate investment trust (the "TRUST"), is the general partner of Ramco-Gershenson Properties, L.P., a Delaware limited partnership, any financial information with respect to the Guarantor or Indemnitor (each as defined in the Mortgage) required by Section 3.11(a)(iv) shall be satisfied if the financial information is provided with respect to the Trust.

     (e) Section 4.2(i), (i) and (ii) are hereby modified in that the Borrower's financial statements may be consolidated with the financial statements of the Trust in accordance with generally accepted accounting procedures then in effect in the United States of America from time to time ("GAAP").

     (f) Section 4.2(y) of the Mortgage is hereby amended as follows:

     "Investcorp Properties Limited" shall be deleted and "Ramco-Gershenson Properties, L.P., a Delaware limited partnership" shall be inserted in its stead.

     (g) Section 5.4 of the Mortgage is hereby deleted and the following inserted in its stead: "There is no action, suit or proceeding, judicial, administrative or otherwise (including any condemnation or similar proceedings), pending or, to the best of Borrower's knowledge, threatened or contemplated against, or affecting (i) the Property, or (ii) Borrower. There is no action, suit or proceeding, judicial, administrative or otherwise (including any condemnation or similar proceedings), pending or, to the best of Borrower's knowledge, threatened or contemplated against, or affecting Guarantor, if any, or Indemnitor, if any, that would have a material adverse effect on the condition (financial or otherwise) of the business, prospects, operations, assets or properties of Guarantor or Indemnitor."

     (h) Section 8.3 of the Mortgage is hereby amended as follows:

          (i) "Investcorp International Inc. ("INVESTCORP")" shall be deleted and "Ramco-Gershenson Properties Trust, a Maryland real estate investment trust" shall be inserted in its stead.

          (ii) The following shall be added as the last sentence of Section 8.3:

     "Notwithstanding anything to the contrary in Section 8.1, Section 8.2 or
Section 8.3, the Borrower shall not need to deliver to Lender written notice, pursuant to Section 8.3, of (i) transfers of stock in the Trust, so long as shares of the Trust are publicly traded on the New York Stock Exchange, and (ii) transfers of the limited partnership interests in Ramco-Gershenson Properties, L.P., so long as the Trust continues to owns 51% of Ramco-Gershenson Properties, L.P., to be a general partner of Ramco-Gershenson Properties, L.P., and controls the day to day operations of Ramco-Gershenson Properties, L.P."

     (i) Section 10.1(i) of the Mortgage is hereby amended and the following substituted in its stead:

          "(i) if any federal tax lien is filed against Borrower, any member or general partner of Borrower, any Guarantor, any Indemnitor or Borrower's interest in the Property and the same is not discharged within thirty (30) days after the same is filed; provided, however, the filing of a federal tax lien shall not be an event of default if (a) any such federal tax lien is being diligently contested in good faith by appropriate proceedings, (b) such proceedings shall suspend the collection and/or effect of the federal tax lien,
(c) adequate reserves in accordance with GAAP shall be set aside on the books of the Borrower, the member or general partner of Borrower, the Guarantor, or Indemnitor, as applicable, and (d) within thirty (30) days after the lien is filed, Borrower shall provide written notice to Lender (i) explaining the basis for any contest, (ii) outlining the applicable proceedings, and (iii) demonstrating the existence of adequate reserves."

     (j) Section 16.1 of the Mortgage is hereby deleted in its entirety and the following substituted in its stead:

     "Section 16.1. Notices. All notices, demands, requests or other written communications hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, in any event addressed to the intended addressee addressed as follows:

     If to Borrower: Boca Mission, LLC
                     31500 Northwestern Highway
                     Suite 300
                     Farmington Hills, Michigan 48334

     With a copy to: Alan Hurvitz, Esq.
                     Honigman Miller Schwartz and Cohn
                     32270 Telegraph Road
                     Suite 225
                     Bingham Farms, MI 48025-2457

     If to Lender:   LaSalle Bank National Association, as Trustee for the
                     Registered Holders of LB-UBS Commercial Mortgage
                     Trust 2003-C5, Commercial Mortgage Pass-Through
                     Certificates, Series 2003-C5
                     c/o Wachovia Securities, Structured Products Servicing
                     8739 Research Drive-URP4
                     Charlotte, NC 28288-1075 (28262-1075 for
                     overnight deliveries)

     With a copy to: Parker, Poe, Adams & Bernstein L.L.P.
                     Three Wachovia Center
                     401 South Tryon Street, Suite 3000
                     Charlotte, NC 28202-1935
                     Attn: James A. L. Daniel, Jr. Esq.

     All notices, demands and requests shall be effective (i) upon delivery, if delivered in person, (ii) one (1) business day after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three
(3) business days after having been deposited in the United States mail as provided above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America."

     (j) Section 19.2 of the Mortgage is hereby deleted.

     13. NO OTHER MODIFICATIONS OF THE LOAN DOCUMENTS. Except as specifically provided for herein, the parties acknowledge and agree that the Transfer and Substitution will not result in any modifications to the Loan Documents.

     14. CONDITIONS. This Agreement shall be of no force and effect until each of the following conditions has been met to the complete satisfaction of Lender:

     a. Fees and Expenses. Borrower shall pay, or cause to be paid: (i) all costs and expenses incident to the preparation and execution hereof and the consummation of the transactions contemplated hereby, including reasonable legal fees of the Lender's counsel and (ii) a transfer fee to Lender in the amount of $303,750.00, being 0.75% of the outstanding principal balance of the Note as of the date of the Transfer and all other fees listed in the conditional approval letter dated August 17, 2004.

     b. Other Conditions. Satisfaction of all requirements under the Loan Documents and the closing checklist for this transaction as determined by Lender and Lender's counsel in their sole discretion.

     15. DEFAULT.

     a. Breach. Any breach by Borrower, and/or Substitute Obligors of the representations and warranties contained herein shall constitute a default under the Mortgage and each other Loan Document. Any breach by Original Obligors of the representations and warranties contained herein shall constitute a default under this Agreement.

     b. Failure to Comply. Any failure by Borrower and/or Substitute Obligors to fulfill any one of the conditions set forth in this Agreement shall constitute a default under this Agreement and the Loan Documents. Any failure by Original Obligors to fulfill any of the conditions set forth in this Agreement shall constitute a default under this Agreement.

     16. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER AND SUBSTITUTE OBLIGORS. As a condition of this Agreement, Borrower and Substitute Obligors represent and warrant to Lender as follows:

     a. Borrower is a limited liability company duly organized and validly existing under the laws of the State of Delaware and is qualified to do business and in good standing in the State of Florida. Borrower has full power and authority to enter into and carry out the terms of this Agreement and to continue to carry out the terms of the Loan Documents.

     b. Substitute Indemnitor is a limited partnership duly organized and validly existing and in good standing under the laws of the State of Delaware. Substitute Indemnitor has full power and authority to enter into and carry out the terms of this Agreement and to assume the obligations of the Original Indemnitor under the Loan Documents.

     c. Purchaser is a limited partnership duly organized and validly existing and in good standing under the laws of the State of Delaware. Purchaser has full power and authority to enter into and carry out the terms of this Agreement and to own its Transferred Ownership Interests.

     d. Substitute Principal is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and is authorized to transact business as a foreign corporation in each jurisdiction in which such authorization is necessary for the operation of the business or properties of Borrower. Substitute Principal has full power and authority to enter into this Agreement on its own behalf and to execute this Agreement. Substitute Principal has full power and authority to own its Transferred Ownership Interests and the Transferred Management Interests.

     e. This Agreement constitutes the legal, valid and binding obligations of Borrower and Substitute Obligors enforceable in accordance with its terms. Neither the entry into nor the performance of and compliance with this Agreement has resulted or will result in any violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which Borrower or Substitute Obligors or any property of Borrower or Substitute Obligors are bound or any statute, rule or regulation applicable to Borrower or to Substitute Obligors.

     f. The Loan Documents constitute the legal, valid and binding obligations of Borrower and Substitute Indemnitor, as applicable, enforceable in accordance with their terms. Neither the entry into nor the performance of and compliance with any of the Loan Documents has resulted or will result in any violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which Borrower or Substitute Indemnitor or any property of Borrower or Substitute Indemnitor are bound or any statute, rule or regulation applicable to Borrower or Substitute Indemnitor.

     g. Neither the execution of this Agreement nor the assumption and performance of the obligations hereunder has resulted or will result in any violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which the Borrower or Substitute Obligors or any property of Borrower or Substitute Obligors are bound or any statute, rule or regulation applicable to the Borrower or the Substitute Obligors.

     h. There is no action, proceeding or investigation pending or threatened which questions, directly or indirectly, the validity or enforceability of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto, or which might result in any material adverse change in the condition (financial or otherwise) or business of Borrower or Substitute Obligors.

     i. There has been no legislative action, regulatory change, revocation of license or right to do business, fire, explosion, flood, drought, windstorm, earthquake, accident, other casualty or act of God, labor trouble, riot, civil commotion, condemnation or other action or event which has had any material adverse effect, on the business or condition (financial or otherwise) of Substitute Obligors or any of their properties or assets, whether insured against or not, since Substitute Obligors submitted to Lender their request for the Transfer.

     j. The financial statements and other data and information supplied by Substitute Obligors in connection with Substitute Obligors' request for the Transfer or otherwise supplied in contemplation of Transfer were in all material respects true and correct on the dates they were supplied, and since their dates no material adverse change in the financial condition of Substitute Obligors has occurred, and there is not any pending or threatened litigation or proceedings which might impair to a material extent the business or financial condition of Substitute Obligors.

     k. Borrower and Substitute Indemnitor hereby specifically remake and reaffirm the representations, warranties and covenants set forth in the Mortgage, the Indemnity Agreement, the Environmental Indemnity Agreement and the other Loan Documents.

     l. Borrower hereby represents and warrants to Lender that Borrower will not permit the transfer of any interest in Borrower to any person or entity (or any beneficial owner of such entity) who is listed on the specifically Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, Department of the Treasury pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25,
          2001) an/or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of Office of Foreign Asset Control, Department of the Treasury or pursuant to any other applicable Executive Orders (such lists are collectively referred to as the "OFAC LISTS"). Borrower will not knowingly enter into a lease with any party who is listed on the OFAC Lists. Borrower shall immediately notify Lender if Borrower has knowledge that any member of beneficial owner of Borrower is listed on the OFAC Lists of
          (A) is indicted on or (B) arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Borrower shall immediately notify Lender if Borrower knows that any tenant is listed on the OFAC Lists or (A) is convicted on, (B) pleads nolo contender to, (C) is indicted on or (D) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Borrower further represents and warrants to Lender that Borrower is currently not on the OFAC list.

     m. To the knowledge of Borrower and Substitute Obligors, no representation or warranty of Borrower or Substitute Obligors made in this Agreement contains any untrue statement of material fact or omits to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made.

Any breach of Borrower or Substitute Obligors of any of the representations and warranties shall constitute an Event of Default under the Mortgage and each other Loan Document.

     17. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF ORIGINAL OBLIGORS. As a condition of this Agreement, Original Obligors represent and warrant to Lender as follows:

     a. Diversified represents and warrants to Lender that Diversified is a limited liability company duly organized and validly existing and in good standing in the State of Delaware. Diversified has full power and authority to enter into and carry out the terms of this Agreement and to carry out the Transfer.

     b. Original Indemnitor represents and warrants to Lender that Original Indemnitor is a limited liability company duly organized and validly existing under the laws of the State of Delaware. Original Indemnitor has full power and authority to enter into and carry out the terms of this Agreement.

     c. Original Principal represents and warrants to Lender that Original Principal is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and is authorized to transact business as a foreign corporation in each jurisdiction in which such authorization is necessary for the operation of the business or properties of Borrower. Original Principal and has full power and authority to enter into this Agreement on its own behalf and to execute this Agreement.

     d. This Agreement, the Purchase Agreement and all other documents executed by Original Obligors in connection therewith and herewith, constitute legal, valid and binding obligations of Original Obligors enforceable in accordance with their respective terms. Neither the entry into nor the performance of and compliance with this Agreement, the Purchase Agreement or the other documents executed by Original Obligors in connection therewith or herewith has resulted or will result in any violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which Original Obligors or any property of Original Obligors are bound or any statute, rule or regulation applicable to Original Obligors.

     e. Original Principal has not received any written notices from any governmental entity claiming that Original Obligors, the Borrower or the Property is not presently in compliance with any laws, ordinances, rules, and regulations bearing upon the use and operation of the Property, including, without limitation, any notice relating to zoning laws or building code regulations, except as disclosed to Lender in writing.

     f.   The Original Principal hereby represents and warrants the following to
          Lender: The Rent Roll provided to Lender and certified as of the date hereof, is a true, complete and accurate summary of all tenant leases ("TENANT LEASES" or individually a "TENANT LEASE") affecting the Property as of the date of this Agreement. No rent has been prepaid under any Tenant Lease except rent for the current month. To the actual knowledge of Original Principal, each Tenant Lease has been duly executed and delivered by, and is a binding obligation of, the respective tenant, and each Tenant Lease is in full force and effect. Each Tenant Lease represents the entire agreement between the landlord and the respective tenant and no Tenant Lease has been terminated, renewed, amended, modified or otherwise changed without obtaining any prior written consent of Lender as required by the Loan Documents. The tenant under each Tenant Lease has taken possession of and is in occupancy of the premises therein described and is open for business (other than Eastern Financial and as shown on the Rent Roll). Rent payments have commenced under each Tenant Lease, and all tenant improvements in such premises and other conditions to occupancy and/or rent commencement have been completed by Landlord. To the actual knowledge of Original Principal, all obligations of the landlord under the Tenant Leases have been performed, and no event has occurred and no condition exists that, with the giving of notice or lapse of time or both, would constitute a default by Landlord under any Tenant Lease. To the actual knowledge of Original Principal, there are no offsets or defenses that any tenant has against the full enforcement of any Tenant Lease by the landlord thereunder. Each Tenant Lease is fully and freely assignable by the landlord without notice to or the consent of the tenant thereunder.

     g. Borrower and Original Principal represent and warrant to Lender that Borrower is the current owner of the Property and there are no pending or, to Original Principal's actual knowledge, threatened suits, judgments, arbitration proceeding, administrative claims, executions or other legal or equitable actions or proceedings against Original Obligors, Borrower or the Property, or any pending or threatened condemnation or annexation proceedings affecting the Property, or any agreements to convey any portion of the Property, or any rights thereto, not disclosed in this Agreement, including, without limitation to any governmental agency.

     h. No representation or warranty of Original Obligors made in this Agreement contains any untrue statement of material fact or omits to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made.

     18. NO FURTHER CONSENTS. Borrower, Substitute Indemnitor, Substitute Principal, and Purchaser acknowledge and agree that Lender's consent herein contained is expressly limited to the Transfer and Substitution, as herein described, that such consents shall not waive or render unnecessary Lender's consent or approval of any subsequent sale, conveyance, assignment or transfer of the Property or any interest therein, or any future substitution of indemnitor, and that Section 8.1 of the Mortgage shall continue in full force and effect.

     19. INCORPORATION OF RECITALS. Each of the Recitals set forth above in this Agreement are incorporated herein and made a part hereof.

     20. PROPERTY REMAINS AS SECURITY FOR LENDER. All of the Property as described and defined in the Mortgage shall remain in all respects subject to the lien, charge or encumbrance of the Mortgage, and, nothing herein contained and nothing done pursuant hereto shall affect or be construed to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Note or the Mortgage, nor shall anything herein contained or done in pursuance hereof affect or be construed to affect any other security for the Note, if any, held by Lender.

     21. NO WAIVER BY LENDER. Nothing contained herein shall be deemed a waiver of any of Lender's rights or remedies under any loan agreement, the Note, the Mortgage, any of the other Loan Documents, or under applicable law.

     22. CAPTIONS. The headings to the Sections of this Agreement have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

     23. PARTIAL INVALIDITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement.

     24. ENTIRE AGREEMENT. This Agreement and the documents contemplated to be executed herewith constitutes the entire agreement among the parties hereto with respect to the Transfer and Substitution and shall not be amended unless such amendment is in writing and executed by each of the parties. The Agreement supersedes all prior negotiations regarding the subject matter hereof. This Agreement may not be amended, revised, waived, discharged, released or terminated orally, but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

     25. BINDING EFFECT. This Agreement and the documents contemplated to be executed in connection herewith shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the foregoing provisions of this Section shall not be deemed to be a consent by Lender to any further sale, conveyance, assignment or transfer of the Property or any interest therein (as defined in the Mortgage).

     26. MULTIPLE COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which will be an original, but all of which, taken together, will constitute one and the same Agreement.

     27. GOVERNING LAW. This Agreement shall be governed, construed, applied and enforced in accordance with the laws of the State of Florida.

     28. EFFECTIVE DATE. This Agreement shall be effective as of the date of its execution by the parties hereto and thereupon is incorporated into the terms of the Loan Documents.

     29. TIME OF ESSENCE. Time is of the essence with respect to all provisions of this Agreement.

     30. CUMULATIVE REMEDIES. All remedies contained in this Agreement are cumulative and Lender shall also have all other remedies provided at law and in equity or in the Mortgage and other Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole subjective direction of Lender and may be exercised in any order and as often as occasion therefor shall arise.

     31. CONSTRUCTION. Each party hereto acknowledges that it has participated in the negotiation of this Agreement and that no provision shall be construed against or interpreted to the disadvantage of any party. Each of the parties has had sufficient time to review this Agreement, have been represented by legal counsel at all times, have entered into this Agreement voluntarily and without fraud, duress, undue influence or coercion of any kind. No representations or warranties have been made by Lender to any party except as set forth in this Agreement.

     32. REPRESENTATIONS AND WARRANTIES MADE BY ORIGINAL OBLIGORS. The representations and warranties made by Original Obligors herein are made solely to and for the benefit of Lender, its successors and assigns, and neither Purchaser nor any other party shall be deemed a third party beneficiary of such representations and warranties.

                         [SEE ATTACHED SIGNATURE PAGES]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first aforesaid.

     BORROWER:   BOCA MISSION, LLC,
                 a Delaware limited liability company


                 By: /s/ Dennis Gershenson
                     --------------------------------------------
                 Name: Dennis Gershenson
                 Title: President


     SUBSTITUTE: RAMCO BOCA SPC, INC.,
     PRINCIPAL   a Delaware corporation


                 By: /s/ Dennis Gershenson
                     --------------------------------------------
                 Name: Dennis Gershenson
                 Title: President

     SUBSTITUTE
     INDEMNITOR: RAMCO - GERSHENSON PROPERTIES, L.P.,
                 a Delaware limited partnership

                 By: RAMCO-GERSHENSON PROPERTIES TRUST,
                     a Maryland real estate investment trust
                 Its: General Partner


                 By: /s/ Dennis Gershenson
                     --------------------------------------------
                 Name: Dennis Gershenson
                 Title: President


     PURCHASER:  RAMCO - GERSHENSON PROPERTIES, L.P.,
                 a Delaware limited partnership

                 By: RAMCO-GERSHENSON PROPERTIES TRUST,
                     a Maryland real estate investment trust
                 Its: General Partner


                 By: /s/ Dennis Gershenson
                     --------------------------------------------
                 Name: Dennis Gershenson
                 Title: President

     ORIGINAL
     PRINCIPAL:  NWC GLADES 441, INC.,
                 a Delaware corporation


                 By: /s/ F. Jonathan Dracos
                     --------------------------------------------
                 Name: F. Jonathan Dracos
                 Title: Vice President


     ORIGINAL
     INDEMNITOR: INVESTCORP PROPERTIES LIMITED,
                 a Delaware corporation


                 By: /s/ F. Jonathan Dracos
                     --------------------------------------------
                 Name: F. Jonathan Dracos
                 Title: Vice President


     SELLER:     DIVERSIFIED INVEST II, LLC,
                 a Delaware limited liability company


                 By: /s/ F. Jonathan Dracos
                     --------------------------------------------
                 Name: F. Jonathan Dracos
                 Title: Vice President

     LENDER: LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED
             HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2003-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-C5

             By: WACHOVIA BANK, NATIONAL ASSOCIATION, solely in its capacity as
                 Master Servicer, as authorized pursuant to that Pooling and Servicing Agreement dated July 11, 2003


                 By: /s/ Greg Blake
                     --------------------------------------------
                 Name: Greg Blake
                 Title: Vice President